MAINSTAY VP FUNDS TRUST

MainStay VP MacKay Common Stock Portfolio

(the “Portfolio”)

Supplement dated February 5, 2021 (“Supplement”) to the
Summary Prospectus and Prospectus each dated May 1, 2020, as supplemented, and

Statement of Additional Information, dated
May 1, 2020, as supplemented (“SAI”)

Important Notice Regarding Changes to Name and Investment Policies

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and SAI.

At meetings held on January 21, January 25 and February 3, 2021, the Board of Trustees (“Board”) of MainStay VP Funds Trust (“Trust”) considered and approved, among other related proposals: (i) appointing Wellington Management Company LLP (“Wellington”) as the Portfolio’s subadvisor and the related subadvisory agreement; (ii) changing the Portfolio’s name and modifying its non-fundamental “names rule” investment policy; and (iii) modifying the Fund’s principal investment strategies and investment process.

On or about February 8, 2021, shareholders of the Portfolio will receive an information statement containing further information regarding the subadvisor change.

As a result, unless otherwise indicated below, effective on or about May 1, 2021, the following changes will be made to the Summary Prospectus, Prospectus and SAI:

1.	Name Change. The name of the Portfolio is changed to MainStay VP Wellington U.S. Equity Portfolio.

2.	Subadvisor Change. References to MacKay Shields LLC (“MacKay”) as Subadvisor to the Portfolio are replaced by Wellington, as appropriate.

3.	Principal Investment Strategies. The “Principal Investment Strategies” section of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the Portfolio invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in U.S. equity securities. The Portfolio primarily invests in common stocks of U.S. companies with market capitalizations that, at the time of investment, are similar to the market capitalizations of companies whose stocks are included in the Standard & Poor's 500® Index (which ranged from $4.2 billion to $2,252.6 billion as of December 31, 2020). Generally, an issuer of a security is considered to be a U.S. issuer based on the issuer's "country of risk," as determined by a third-party service provider such as Bloomberg.

Investment Process: Wellington Management Company LLP, the Portfolio’s Subadvisor (the “Subadvisor”), selects the Portfolio’s investments using fundamental research focused on identifying issuers with improving quality metrics, business momentum and attractive relative valuations. Measures of quality improvement include capital structure and intensity, return on assets, and cash generation potential. Business momentum metrics incorporate revenue and earnings momentum/surprise, analyst revisions, and margin trends. Valuation metrics consist of both cash flow and earnings ratios applied on an industry-relative basis. Research emphasizes the sustainability of a business’ competitive advantages, revenue and margin drivers, and cash-generation capacity. Other important considerations include capital allocation discipline, off-financial-statement factors, management track record, and analysis of products and competition. The investment team uses a proprietary, portfolio construction tool to focus active risk on stock selection, while minimizing uncompensated risks such as style factors or cycle exposures. The Subadvisor may also give consideration to certain environmental, social, and governance (“ESG”) criteria when evaluating an investment opportunity. The Subadvisor may sell a security if, among other reasons, the Subadvisor believes the security no longer demonstrates improving quality, the Subadvisor believes more attractive investment alternatives exist, or the Subadvisor’s risk/reward assessment of the security is no longer favorable.

4.	Principal Risks. The “Principal Risks” section of the Summary Prospectus is revised as follows:

The “Portfolio Management Risk” is deleted and replaced with the following:

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Portfolio (i) having exposure to certain securities or industry sectors that are significantly different than the composition of the Portfolio's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Portfolio's benchmark.

5.	Past Performance. The “Past Performance” section of the Summary Prospectus and Prospectus is revised as follows:

(a)	References to the Portfolio’s prior secondary benchmark, the Russell 1000® Index, are deleted in their entirety.

(b)	The following is added as the fourth paragraph:

Effective May 1, 2021, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.

6.	Management. The “Management” section of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

New York Life Investment Management LLC serves as the Portfolio’s Manager. Wellington Management Company LLP serves as the Subadvisor. The individuals listed below are primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Manager	Portfolio Service Date
Wellington Management Company LLP	Mammen Chally, Senior Managing Director	Since May 2021
	Douglas W. McLane, Senior Managing Director	Since May 2021
	David A. Siegle, Managing Director	Since May 2021

7.	More About Investment Strategies and Risks. The following is inserted as the fourth bullet to the “ESG Considerations” in the “More About Investment Strategies and Risks” section of the Prospectus:

•	Wellington: Wellington may give consideration to ESG criteria including, but not limited to, climate mitigation and resilience, corporate culture, as well as executive compensation and senior-level succession planning.

8.	Who Manages Your Money? In the section of the Prospectus entitled “Who Manages Your Money?”, the following description of Wellington is added and the existing description of MacKay is amended to remove reference to the Portfolio:

Wellington Management Company LLP has its principal offices at 280 Congress Street, Boston, MA 02210. As of December 31, 2020, Wellington had over $1 trillion of assets under management.

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9.	Portfolio Manager Biographies. The section of the Prospectus entitled “Portfolio Manager Biographies” is amended to include the following biography for Mammen Chally, Douglas W. McLane and David A. Siegle, and to delete references to the Portfolio in the biographies for Migene Kim and Mona Patni.

Mammen Chally, CFA

Mr. Chally is a Senior Managing Director and Equity Portfolio Manager and joined Wellington in 1994. He has 22 years of investment management experience. Mr. Chally earned his MBA from Northeastern University (1994) and his bachelor of technology in mechanical engineering from the Indian Institute of Technology (1989). Additionally, he holds the Chartered Financial Analyst designation. He is fluent in Hindi and Malayalam.

Douglas W. McLane, CFA	Mr. McLane is a Senior Managing Director and Equity Portfolio Manager and joined Wellington in 2011. He has 17 years of investment management experience. Mr. McLane earned his MBA from the Kellogg School of Management at Northwestern University (2003) and his BA in history from Princeton University (1996). Additionally, he is a CFA® charterholder and is a member of the CFA institute.
David A. Siegle, CFA	Mr. Siegle is a Managing Director and Equity Research Analyst and joined Wellington in 2001. He has 16 years of investment management experience. Mr. Siegle earned his BA in history, from Amherst College (2001). Additionally, he holds the Chartered Financial Analyst

Portfolio Transition and Related Expenses. In order to implement the new principal investment strategies and investment process described above, the Portfolio is expected to experience a high level of portfolio turnover. This portfolio transition period may take a significant amount of time and result in the Portfolio holding large amounts of uninvested cash. As a result, there may be times when the Portfolio is not pursuing its investment objective or is not being managed consistent with its investment strategies as stated in the Prospectus. This may impact the Portfolio’s performance. The Portfolio will bear the direct transaction costs associated with the Portfolio’s transition. New York Life Investment Management LLC and Wellington will take steps to minimize direct and indirect transaction expenses associated with the Portfolio transition.

10.	MAINSTAY VP WELLINGTON U.S. EQUITY PORTFOLIO: PRIOR PERFORMANCE OF SIMILAR ACCOUNTS

The performance data for the Wellington Disciplined U.S. Equity Composite is provided to illustrate the past performance of Wellington, the MainStay VP Wellington U.S. Equity Portfolio’s Subadvisor, in managing all accounts that have an investment objective, strategies and policies substantially similar to the Fund (the “Composite”). You should not consider the performance data as a prediction or an indication of future performance of the Fund or the performance that one might achieve by investing in the Fund. The performance of the Fund may be better or worse than the performance of the Composite due to, among other things, differences in portfolio holdings, sales charges, fees and expenses, asset sizes and cash flows between the Fund and the accounts comprising the Composite. If the performance had been adjusted to reflect the Fund’s fees and expenses, returns would have been lower than those shown.

Wellington has managed discretionary accounts with investment objectives, strategies and policies substantially similar to the investment objective, strategies and policies of the Fund since May 2007. Mammen Chally, Douglas McLane, and David Siegle are the current portfolio managers of the accounts. Since inception of the accounts, Doris Dwyer acted as a portfolio manager from May 2007 until May 2009. The accounts are not registered investment companies and as such are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act, and the Internal Revenue Code, to which the Fund, as a registered investment company, is subject. If the accounts were subject to all the requirements and limitations applicable to the Fund, the Composite’s performance might have been adversely affected.

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The performance of the Composite is compared against the S&P 500 Index, the Composite’s and the Fund’s primary benchmark. Wellington believes that the S&P 500 Index’s aligns with the Fund’s market-capitalization over time. The S&P 500 Index is a capitalization-weighted Index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 Index is unmanaged and it is not possible to invest directly in an index.

The net and gross of fees performance reflect the deduction of all trading expenses and the reinvestment of dividends and other earnings. Net performance is presented after deduction of all fees and expenses, including management fees. Gross of fee performance does not reflect deductions of advisory fees or other expenses that may be incurred in the management of the account.

AS EXPLAINED ABOVE, THE HISTORICAL PERFORMANCE OF THE COMPOSITE IS NOT THAT OF THE FUND, IS NOT A SUBSTITUTE FOR THE FUND’S PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF ANY FUTURE RESULTS.

The Fund’s actual performance may differ significantly from the past performance of the Composite.

Calendar Year Returns	Performance Net of Fees	Performance Gross of Fees	S&P 500 Index (Gross)
2020	21.63%	22.47%	18.40%
2019	34.66%	35.58%	31.49%
2018	-2.96%	-2.28%	-4.38%
2017	24.07%	24.93%	21.83%
2016	7.14%	7.88%	11.96%
2015	4.91%	5.64%	1.38%
2014	13.74%	14.53%	13.69%
2013	35.90%	36.83%	32.39%
2012	17.63%	18.45%	16.00%
2011	1.17%	1.88%	2.11%

Annualized Returns as of 12/31/2020
1 Year	21.63%	22.47%	18.40%
5 Years	16.13%	16.94%	15.22%
10 Years	15.09%	15.89%	13.88%
Since Inception (5/31/2007)	9.82%	10.59%	9.10%

Note: The Composite is composed of five or fewer discretionary accounts. The accounts included in the Composite were valued by third party pricing services throughout the period. The accounts are not registered with the SEC. Performance for the Composite has been calculated in a manner that differs from the performance calculations the SEC requires for registered funds. Composite returns are calculated in compliance with the Global Investment Performance Standards (“GIPS®”) on a trade date basis, and include accrued income and capital gains. The above performance data are provided solely to illustrate the Subadvisor’s experience in managing an investment strategy substantially similar to that of the Fund. Other methods of computing returns may produce different results, and the results for different periods will vary.

11.	Investment Policies Related to Portfolio Name. The section entitled “Non-Fundamental Investment Policies Related to Portfolio Names” of the SAI is revised to reflect the following modification to the Portfolio’s non-fundamental “names rule” investment policy:

Current Policy	Proposed Policy
To invest, under normal circumstances, at least 80% of its assets in common stock	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in U.S. equity securities

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

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